UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2007

PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	000-25887	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
70 West Madison Chicago, Illinois		60602 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 683-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)    Departure of Directors or Certain Officers; Election of Directors;
         Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2007, PrivateBancorp, Inc. (the “Company”), announced certain executive management promotions, including that, effective December 14, 2007, John (Jay) B. Williams assumed the role of Chief Operating Officer of the Company in addition to his current title of Chairman and Chief Executive Officer of The PrivateBank, N.A. (“The PrivateBank – Wisconsin”).  Mr. Williams is also a director of the Company.

On December 20, 2007, the Company issued the attached press release, which is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated December 20, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Date: December 20, 2007	By:	/s/ Dennis Klaeser
Dennis Klaeser
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 20, 2007.